Banking borrowings	12 Months Ended
Dec. 31, 2025
Banking Borrowings
Banking borrowings

Note 9 — Banking borrowings

Banking borrowings include the followings:

	December 31, 2024	December 31, 2025	December 31, 2025
	RMB	RMB	USD
Banking borrowings-short-term	15,000,000	30,000,000	4,268,154
Total	15,000,000	30,000,000	4,268,154

The total outstanding banking borrowings were RMB 15.0 million and RMB 30.0 million (USD 4.3 million) as of December 31, 2024 and 2025. All bank borrowings are secured and are working capital loans under revolving credit facilities, each with a maturity term not exceeding 12 months, for daily operational needs. The loans bear interest at floating rates. All loans will be paid off before July 2026.